PRIVATE CAPITAL MANAGEMENT VALUE FUND
Portfolio of Investments
January 31, 2024
(Unaudited)
	Number of Shares	Value
COMMON STOCKS — 99.6%
Communication Services — 18.4%
EverQuote, Inc., Class A*	156,967	$ 1,982,493
IMAX Corp. (Canada)*	111,460	1,557,096
Perion Network Ltd. (Israel)*	80,875	2,381,769
QuinStreet, Inc.*	329,439	4,173,992
		10,095,350
Consumer Discretionary — 18.4%
Everi Holdings, Inc.*	222,595	2,317,214
Lakeland Industries, Inc.	99,983	1,800,694
Motorcar Parts of America, Inc.*	152,660	1,393,786
Target Hospitality Corp.*	367,450	3,553,241
Visteon Corp.*	8,820	1,016,858
		10,081,793
Financials — 33.5%
BGC Group, Inc., Class A	280,195	1,978,177
Capstar Financial Holdings, Inc.	29,504	536,678
ECN Capital Corp. (Canada)	1,434,005	2,997,070
First Busey Corp.	45,729	1,076,461
First Northwest Bancorp	60,798	884,003
Jefferies Financial Group, Inc.	60,725	2,475,151
KKR & Co., Inc.	38,950	3,372,291
Shore Bancshares, Inc.	56,090	725,805
SmartFinancial, Inc.	36,714	853,968
StoneX Group, Inc.*	34,690	2,280,867
Synovus Financial Corp.	31,664	1,192,466
		18,372,937
Health Care — 7.8%
Harrow, Inc.*	218,533	2,082,619
Lantheus Holdings, Inc.*	41,660	2,163,404
		4,246,023
Industrials — 12.1%
AerSale Corp.*	153,015	1,423,040
Asure Software, Inc.*	323,112	2,856,310
Barrett Business Services, Inc.	21,050	2,363,283
		6,642,633
Information Technology — 7.1%
Information Services Group, Inc.	369,774	1,634,401
Powerfleet, Inc.*	707,080	2,262,656
		3,897,057
Materials — 2.3%
Tronox Holdings PLC (United Kingdom)	91,280	1,258,751
TOTAL COMMON STOCKS (Cost $40,718,489)		54,594,544
	Number of Shares	Value
SHORT-TERM INVESTMENT — 0.6%
Money Market Fund — 0.6%
Dreyfus Treasury Securities Cash Management, Institutional Shares 5.22%(a)	365,925	$ 365,925
TOTAL SHORT-TERM INVESTMENT (Cost $365,925)		365,925

TOTAL INVESTMENTS - 100.2% (Cost $41,084,414)		54,960,469
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(129,419)
NET ASSETS - 100.0%		$54,831,050

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2024.
*	Non-income producing.
PLC	Public Limited Company

See accompanying Notes to the Quarterly Portfolio of Investments.

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to the Quarterly Portfolio of Investments
January 31, 2024
(Unaudited)
Portfolio Valuation – The Private Capital Management Value Fund (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser a "'valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The following is a summary of the inputs used, as of January 31, 2024, in valuing the Fund's investments carried at fair value:
	Total Value at 01/31/24	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks*	$54,594,544	$54,594,544	$—	$—
Short-Term Investment*	365,925	365,925	—	—
Total Assets	$54,960,469	$54,960,469	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to the Quarterly Portfolio of Investments (Concluded)
January 31, 2024
(Unaudited)
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended January 31, 2024, there were no transfers in or out of Level 3.
For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.
3